UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2021

STONERIDGE, INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	001-13337	34-1598949
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

39675 MacKenzie Drive, Suite 400, Novi, Michigan 48377

(Address of principal executive offices, and Zip Code)

(248) 489-9300

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	SRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note:

This amendment to Form 8-K amends the Company’s original Form 8-K filed with the SEC on May 12, 2021.

ITEM 1.01	Entry into a Material Definitive Agreement.

On May 7, 2021, Stoneridge, Inc. (the “Company”), as seller, entered into a Real Estate Purchase and Sale Agreement (the “Agreement”) with Sun Life Assurance Company of Canada, a Canadian corporation, as buyer (the “Buyer”), to sell the land and building located at 300 Dan Road, in Canton, Massachusetts for $38.2 million (subject to adjustment pursuant to the Agreement).

On May 20, 2021, the Company and the Buyer entered into an amendment to the Agreement (the “Amendment”) to extend the Buyer’s study period by one week until May 27, 2021 (the “Study Period”), which the Company and the Buyer may agree to extend further. During the Study Period, the Buyer may conduct on-site visits and reasonably necessary inspections of the property and shall have the option to terminate the Agreement. Provided that the Buyer has not terminated the Agreement, the closing of the sale of the Canton, Massachusetts land and building shall occur on the date that is ten days following the conclusion of the Study Period or if applicable, the first business day thereafter, unless otherwise agreed upon in writing by the Company and the Buyer.

The description of the Amendment does not purport to be complete and is qualified in its entirety to the full text of the Amendment which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 9.01Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description

10.1	First Amendment to Real Estate Purchase and Sale Agreement, entered into on May 20, 2021, by and between Stoneridge, Inc., and Sun Life Assurance Company of Canada.

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stoneridge, Inc.

Date: May 24, 2021	/s/ Robert R. Krakowiak
Robert R. Krakowiak, Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)